Prospectus Supplement — October 1, 2012 to the Prospectus of each of the following funds:

Fund	Prospectus Dated
Columbia Absolute Return Emerging Markets Macro Fund	10/1/2012

Columbia Absolute Return Enhanced Multi-Strategy Fund	10/1/2012

Columbia Absolute Return Multi-Strategy Fund	10/1/2012

Columbia Commodity Strategy Fund	10/1/2012

Columbia Diversified Equity Income Fund	10/1/2012

Columbia Dividend Opportunity Fund	10/1/2012

Columbia Flexible Capital Income Fund	10/1/2012

Columbia High Yield Bond Fund	10/1/2012

Columbia Mid Cap Value Opportunity Fund	10/1/2012

Columbia Multi-Advisor Small Cap Value Fund	10/1/2012

Columbia Select Large-Cap Value Fund	10/1/2012

Columbia Select Smaller-Cap Value Fund	10/1/2012

Columbia Seligman Communications and Information Fund	10/1/2012

Columbia U.S. Government Mortgage Fund	10/1/2012

Prior to November 8, 2012, as outlined below, certain new Classes of shares are not available for purchase:

Fund	Class(es) of shares not available prior to November 8, 2012
Columbia Absolute Return Emerging Markets Macro Fund	Class R5 (CAARX)

Columbia Absolute Return Enhanced Multi-Strategy Fund	Class R5 (CEEEX)

Columbia Absolute Return Multi-Strategy Fund	Class R5 (CRMRX)

Columbia Diversified Equity Income Fund	Class Y (CDEYX)

Columbia Dividend Opportunity Fund	Classes R4 (CDORX) and Y (CDOYX)

Columbia Flexible Capital Income Fund	Classes R4 (CFCRX) and R5 (CFXRX)

Columbia High Yield Bond Fund	Class Y (CHYYX)

Columbia Select Large-Cap Value Fund	Class R4 (CSERX)

Columbia Select Smaller-Cap Value Fund	Class R4 (CSPRX)

Columbia U.S. Government Mortgage Fund	Classes R4 (CUVRX) and R5 (CGVRX)

Prior to October 25, 2012, Class K is known as Class R4 and all references to Class K throughout the prospectus are superseded with references to Class R4 until that date.

Except for Columbia Dividend Opportunity Fund, Columbia Flexible Capital Income Fund, Columbia Select Large-Cap Value Fund, Columbia Select Smaller-Cap Value Fund and Columbia U.S. Government Mortgage Fund, prior to October 31, 2012, Class R4 is known as Class R3 and all references to Class R4 throughout the prospectus are superseded with references to Class R3 until that date.

S-6400-39 A (10/12)

For Columbia Diversified Equity Income Fund, Columbia High Yield Bond Fund, Columbia Mid Cap Value Opportunity Fund, Columbia Multi-Advisor Small Cap Value Fund, and Columbia Seligman Communications and Information Fund, information with respect to Class R4 shares (prior to October 31, 2012, known as Class R3 shares) found in the Annual Fund Operating Expenses table and Example in the Fees and Expenses of the Fund section of the Summary of the Fund is hereby replaced until October 31, 2012, with the following:

Annual Fund Operating Expenses(a) (expenses that you pay each year as a percentage of the value of your investment)

	Columbia Diversified Equity Income Fund Class R3	Columbia High Yield Bond Fund Class R3	Columbia Mid Cap Value Opportunity Fund Class R3	Columbia Multi-Advisor Small Cap Value Fund Class R3	Columbia Seligman Communications and Information Fund Class R3
Management fee	0.56%	0.56%	0.70%	0.96%	0.85%

Distribution and/or service (12b-1) fees	0.25%	0.25%	0.25%	0.25%	0.25%

Other expenses	0.37%	0.39%	0.38%	0.45%	0.38%

Total annual fund operating expenses	1.18%	1.20%	1.33%	1.66%	1.48%

Less: Fee waiver/expense reimbursement(b)	0.00%	0.00%	0.00%	(0.16%)	0.00%

Total annual fund operating expenses after fee waiver/expense reimbursement(b)	1.18%	1.20%	1.33%	1.50%	1.48%

(a)	Expense ratios have been adjusted to reflect current fees.
(b)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until September 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, net operating expenses will not, subject to applicable exclusions, exceed the annual rates of 1.23% for Class R3 of Columbia Diversified Equity Income Fund, 1.25% for Class R3 of Columbia High Yield Bond Fund, 1.37% for Class R3 of Columbia Mid Cap Value Opportunity Fund, 1.50% for Class R3 of Columbia Multi-Advisor Small Cap Value Fund and 1.68% for Class R3 of Columbia Seligman Communications and Information Fund.

Example

Fund / Class	1 year	3 years	5 years	10 years
Columbia Diversified Equity Income Fund – Class R3	$120	$375	$650	$1,437

Columbia High Yield Bond Fund – Class R3	$122	$381	$661	$1,459

Columbia Mid Cap Value Opportunity Fund – Class R3	$110	$344	$596	$1,322

Columbia Multi-Advisor Small Cap Value Fund – Class R3	$153	$508	$888	$1,957

Columbia Seligman Communications and Information Fund – Class R3	$151	$468	$809	$1,774

Until October 31, 2012, information with respect to Class R4 shares (prior to October 31, 2012, known as Class R3 shares) found in the Choosing a Share Class section under Summary of Share Class Features is hereby replaced with the following:

Share Class	Eligible Investors(a); Minimum Initial Investments; Investment Limits; and Conversion Features(b)	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class R3

Class R3 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts

Minimum Initial Investments, Investment Limits and Conversion Features: None

		None	None	Distribution Fee: 0.25% Plan Administration Fee: 0.25%

Until October 31, 2012, information with respect to Class R4 shares (prior to October 31, 2012, known as Class R3 shares) found in the Distribution and Services Fee section is hereby replaced with the following:

	Distribution Fee	Service Fee	Combined Total
Class R3	0.25%	0.25%*	0.50%*

*	The shareholder service fees for Class R3 shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class R3 shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.

The underlined provision with respect to front-end sales charge waivers in the Front-End Sales Charge Waivers section is not effective until November 1, 2012.

•

The Distributor may waive front-end sales charges on purchases of Class A and Class T shares of the Funds by certain categories of investors, including Board members, certain employees of selling agents, Fund portfolio managers and certain retirement and employee benefit plans. The Distributor may waive front-end sales charges on purchases (including exchanges) of Class A shares in accounts of selling agents that have entered into agreements with the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers. For a more complete description of categories of investors who may purchase Class A and Class T shares of the Funds at NAV, without payment of any front-end sales charge that would otherwise apply, see Appendix S to the SAI. In addition, certain types of purchases of Class A and Class T shares may be made at NAV. For a description of these eligible transactions, see Appendix S to the SAI.

S-6400-39 A (10/12)